                                                                      Exhibit 24


                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Thomas J. Usher, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 18th day of February 1999.



                                       /s/ Thomas J. Usher
                                       -------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Allen J. Krowe, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 18th day of February 1999.



                                       /s/ Allen J. Krowe
                                       ------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Robert Mehrabian, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 18th day of February 1999.



                                       /s/ Robert Mehrabian
                                       --------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Vincent A. Sarni, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 18th day of February 1999.



                                       /s/ Vincent A. Sarni
                                       --------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, David G. Vice, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 18th day of February 1999.



                                       /s/ David G. Vice
                                       -----------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, David R. Whitwam, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 18th day of February 1999.



                                       /s/ David R. Whitwam
                                       --------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Erroll B. Davis, Jr., a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 18th day of February 1999.



                                       /s/ Erroll B. Davis, Jr.
                                       ------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Ned C. Lautenbach, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 18th day of February 1999.



                                       /s/ Ned C. Lautenbach
                                       ---------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Michele J. Hooper, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 18th day of February 1999.



                                       /s/ Michele J. Hooper
                                       ---------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Raymond W. LeBoeuf, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint W. H. Hernandez and M.C. Hanzel, or either of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 18th day of February 1999.



                                       /s/ Raymond W. LeBoeuf
                                       ----------------------